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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              August 27, 2001
                                                              ---------------


                                JagNotes.com Inc.
               (Exact Name of Registrant as Specified in Charter)
                                     Nevada
                 (State or Other Jurisdiction of Incorporation)
                                    000-28761
                            (Commission File Number)
                                   88-0380546
                        (IRS Employer Identification No.)


226 West 26th Street, Studio D, New York, New York                   10001
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (646) 205-8300
                                                     --------------




                        ---------------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 5.  Other Events.

On August 27, 2001, JagNotes.com Inc. (the "Company") announced that it has decided not to proceed with, or entertain further discussions regarding, the proposed acquisition of a 79.70% interest in Financial Broadband Holdings, Inc., the terms and conditions of which were set forth in a letter of intent, dated August 8, 2001, among the Company, Canadian Advantage Limited Partnership, Advantage Bermuda Fund Limited, VC Advantage L.P. and VC Advantage (Bermuda
Fund) Ltd., a copy of which was filed on August 9, 2001 with the Securities and Exchange Commission as Exhibit 99.2 to the Company's Current Report on Form 8-K.

A copy of the Company's press release issued on August 27, 2001 announcing the termination of negotiations is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1     Press Release issued by the Company on August 27, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     JagNotes.com Inc.


Date: August 27, 2001                                By:    /s/ Gary Valinoti
                                                            -----------------
                                                     Name:  Gary Valinoti
                                                     Title: President & CEO

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                                INDEX TO EXHIBITS

Exhibit No.   Description                                                 Page

99.1          Press Release issued by the Company on August 27, 2001.       5